Note 19 - Impact of Recently Issued Accounting Standards	12 Months Ended
Dec. 31, 2015
Disclosure Text Block [Abstract]
Description of New Accounting Pronouncements Not yet Adopted [Text Block]
19.	Impact of recently issued accounting standards

In May 2014, FASB the issued ASU No. 2014-09, Revenue from Contracts with Customers. This ASU clarifies the principles for recognizing revenue and develops a common revenue standard for U.S. GAAP and is effective for the Company on January 1, 2017. The Company is currently assessing the impact of this ASU on its financial position and results of operations.

In April 2015, FASB issued ASU No. 2015-03, Simplifying the Presentation of Debt Issuance Costs. The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by amendments in this ASU. The ASU is effective for the Company on January 1, 2016, at which the time the guidance will be applied retrospectively.

In November 2015, the FASB issued ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes. This ASU simplifies the presentation of all tax assets and liabilities by no longer requiring an allocation between current and non-current. All deferred tax assets and liabilities, along with any related valuation allowance are to be classified as non-current on the balance sheet. While this change conforms to US GAAP and reduces complexity in financial reporting, it may have a significant impact on working capital and the related ratios. The guidance will be effective on January 1, 2017. The Company is currently assessing the impact of this ASU on its financial position.